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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                February 25, 2000
                Date of Report (Date of earliest event reported)




                              NEOTHERAPEUTICS, INC.

             (Exact name of registrant as specified in its charter)
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
             DELAWARE                              000-28782                      93-0979187
   (State or other Jurisdiction             (Commission File Number)             (IRS Employer
         of Incorporation)                                                    Identification Number)

       157 TECHNOLOGY DRIVE                                                            92618
        IRVINE, CALIFORNIA                                                          (Zip Code)
  (Address of principal executive
             offices)
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                                 (949) 788-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

On February 25, 2000, NeoTherapeutics, Inc. (the "Company") entered into a Securities Purchase Agreement with two institutional investors for the issuance and sale of common stock and warrants for aggregate consideration of $8,000,000 (the "Agreement"). Pursuant to the Agreement, the Company issued and sold to the investors a total of 520,324 shares of the Company's common stock at a purchase price of $15.375 per share (the "Purchase Price"), and issued five-year warrants ("Warrants") to purchase a total of 104,000 shares of common stock at an exercise price of $21.00 per share.

In connection with this financing, the Company paid a finder's fee to an unrelated third party consisting of cash and warrants to purchase common stock of the Company.

ITEM 7. EXHIBITS.

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

   Exhibits
   --------
     4.1         Securities Purchase Agreement dated as of February 25, 2000, by and among
                 Registrant, Strong River Investments, Inc. and Montrose Investments Ltd.

     4.2         Registration Rights Agreement dated as of February 25, 2000, by and among
                 Registrant, Strong River Investments, Inc. and Montrose Investments Ltd.

     4.3         Warrant issued by Registrant to Montrose Investments Ltd., dated as of
                 February 25, 2000.

     4.4         Warrant issued by Registrant to Strong River Investments, Inc., dated as of
                 February 25, 2000.

    99.1         Press Release dated March 6, 2000.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEOTHERAPEUTICS, INC.



Date:   March 31, 2000                      By:       /s/Samuel Gulko
                                               ---------------------------------
                                            Name:  Samuel Gulko
                                            Title: Chief Financial Officer



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                                  EXHIBIT INDEX
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


   Exhibits      Description
   --------      -----------
     4.1         Securities Purchase Agreement dated as of February 25, 2000, by and among
                 Registrant, Strong River Investments, Inc. and Montrose Investments Ltd.

     4.2         Registration Rights Agreement dated as of February 25, 2000, by and among
                 Registrant, Strong River Investments, Inc. and Montrose Investments Ltd.

     4.3         Warrant issued by Registrant to Montrose Investments Ltd., dated as of
                 February 25, 2000.

     4.4         Warrant issued by Registrant to Strong River Investments, Inc., dated as of
                 February 25, 2000.

    99.1         Press Release dated March 6, 2000.

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